UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 10, 2014

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2014, Electromed, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement with its Chief Executive Officer, Kathleen Skarvan (the “Skarvan Employment Agreement”). The Skarvan Employment Agreement is effective July 1, 2014, and amends and restates the prior Employment Agreement between the Company and Ms. Skarvan, effective December 1, 2012, as amended July 1, 2013.

The Skarvan Employment Agreement provides for a renewed term of employment, commencing July 1, 2014 and continuing through June 30, 2016, automatically renewing for successive one-year periods, unless terminated earlier in accordance with the Skarvan Employment Agreement. The Company has also agreed to pay Ms. Skarvan an annualized base salary of $216,993, which is subject to annual review by the Company’s Board of Directors. Ms. Skarvan is also eligible for a raise of such base salary. Such raise is to be negotiated in good faith and shall not be less than 0.0333 of her then-current base salary upon completion of one year of service, subject to approval by the Board of Directors following review of the Company’s progress toward meeting performance goals.

For the fiscal years ending June 30, 2015 and June 30, 2016, Ms. Skarvan is eligible to receive a bonus in the maximum aggregate amount of 40% of her base salary, if she achieves the goals and milestones set forth in the CEO Bonus Plan implemented for each fiscal year. Non-equity incentive compensation in future years will be determined by the Personnel and Compensation Committee or the Board of Directors.

Additionally, on July 10, 2014, Ms. Skarvan was granted a non-qualified stock option to purchase 50,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan, with an exercise price equity to the fair market value of the Company’s common stock on the date of grant, a 10-year term, and vesting as to 16,667 shares on the last date of each of the Company’s fiscal years ending June 30, 2015, 2016, and 2017 (as to the final 16,666 shares). The option is governed by the 2012 Stock Incentive Plan and the form of non-qualified stock option agreement.

The Skarvan Employment Agreement may be terminated at any time by either party. If the Skarvan Employment Agreement is terminated by the Company without cause or by Ms. Skarvan for good reason (as both are defined in the Employment Agreement), the Company may be required to pay severance to Ms. Skarvan in a lump sum equal to one year of her then-current base salary. If the Skarvan Employment Agreement is terminated by Ms. Skarvan within six months following a change in control (as defined in the Skarvan Employment Agreement), the Company may be required to pay severance to Ms. Skarvan in a lump sum equal to one year of her then-current base salary. Any severance paid to Ms. Skarvan will be paid in exchange for Ms. Skarvan’s release of claims against the Company and her compliance with the separate Non-Competition, Non-Solicitation, and Confidentiality Agreement between Ms. Skarvan and the Company, dated December 1, 2012.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Skarvan Employment Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

On July 10, 2014, the Company also entered into an Amended and Restated Employment Agreement with its Chief Financial Officer, Jeremy Brock (the “Brock Employment Agreement”). The Brock Employment Agreement is effective July 1, 2014, and amends and restates the prior Employment Agreement between the Company and Mr. Brock, effective October 18, 2011, as amended and restated November 15, 2012.

The Brock Employment Agreement provides for a renewed term of employment, commencing July 1, 2014 and continuing through June 30, 2016, automatically renewing for successive one-year periods, unless terminated earlier in accordance with the Brock Employment Agreement. The Company has also agreed to pay Mr. Brock an annualized base salary of $155,000, which is subject to annual review by the Company’s Board of Directors. Mr. Brock is also eligible for a raise of his base salary. Such raise is to be negotiated in good faith and shall not be less than 0.0333 of his then-current base salary upon completion of one year of service, subject to approval by the Board of Directors following review of the Company’s progress toward meeting performance goals.

For the fiscal years ending June 30, 2015 and June 30, 2016, Mr. Brock is eligible to receive a bonus in the maximum aggregate amount of 30% of his base salary, if he achieves the goals and milestones set forth in the CFO Bonus Plan implemented for each fiscal year. Non-equity incentive compensation in future years will be determined by the Personnel and Compensation Committee or the Board of Directors.

Additionally, on July 10, 2014, Mr. Brock was granted a non-qualified stock option to purchase 30,000 shares of the Company’s common stock pursuant to the Company’s 2012 Stock Incentive Plan, with an exercise price equity to the fair market value of the Company’s common stock on the date of grant, a 10-year term, and vesting as to 10,000 shares on the last date of each of the Company’s fiscal years ending June 30, 2015, 2016, and 2017. The option is governed by the 2012 Stock Incentive Plan and the form of non-qualified stock option agreement.

The Brock Employment Agreement may be terminated at any time by either party. If the Brock Employment Agreement is terminated by the Company without cause (as defined in the Brock Employment Agreement), the Company may be required to pay severance to Mr. Brock in a lump sum equal to one year of his then-current base salary. If the Brock Employment Agreement is terminated by Mr. Brock within six months following a change in control (as defined in the Brock Employment Agreement), the Company may be required to pay severance to Mr. Brock in a lump sum equal to one year of his then-current base salary. Any severance paid to Mr. Brock will be paid in exchange for Mr. Brock’s release of claims against the Company and his compliance with the separate Non-Competition, Non-Solicitation, and Confidentiality Agreement between Mr. Brock and the Company, dated October 18, 2011.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Brock Employment Agreement, which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Item 9.01	Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

	10.1	Amended and Restated Employment Agreement, between the Company and Kathleen Skarvan, effective July 1, 2014.

	10.2	Amended and Restated Employment Agreement, between the Company and Jeremy Brock, effective July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electromed, Inc.

Date: July 15, 2014	By	/s/ Jeremy Brock
	Name:	Jeremy Brock
	Title:	Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

ELECTROMED, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 10, 2014	001-34839

Exhibit
Number	Description
10.1	Amended and Restated Employment Agreement, between the Company and Kathleen Skarvan, effective July 1, 2014.

10.2	Amended and Restated Employment Agreement, between the Company and Jeremy Brock, effective July 1, 2014.